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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: July 1, 1996


                         AirTouch Communications, Inc.

   Delaware                         1-12342                     94-3213132
(State or other                 (Commission File               (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
- --------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (415) 658-2000

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Item 5.  Other Events.

This Current Report on Form 8-K is filed in connection with AirTouch Communications, Inc.'s obligations under Rule 3-05 and Article 11 of Regulation S-X, including such obligations arising in connection with its Registration Statement on Form S-3 (No. 33-62787).

In addition, the information set forth in the Exhibits to this Current Report on Form 8-K supercedes certain information set forth in AirTouch's Prospectus Supplement--Subject to Completion--dated July 2, 1996:

     -- Exhibit 12.2 supercedes the information set forth under "Ratios of Earnings to Fixed Charges"

     -- Exhibit 99.3 supercedes the information set forth under "Pro Forma
        Condensed Combined Financial Statements"

     -- Exhibit 99.4 supercedes the information set forth under "Capitalization"

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Item 7.         Financial Statements and Exhibits

(c) Exhibits.

Exhibit 12.2    Statements re Computation of Ratios.

Exhibit 23.1 Consent of Arthur Andersen LLP (U S WEST NewVector Group, Inc. and subsidiaries)

Exhibit 99.1 U S WEST NewVector Group, Inc. Consolidated Condensed Financial Statements for the First Quarters ended March 31, 1996 and 1995

Exhibit 99.2 U S WEST NewVector Group, Inc. Financial Statements as of December 31, 1995 and 1994 together with Auditors' Report

Exhibit 99.3    Pro Forma Condensed Combined Financial Statements

Exhibit 99.4    Capitalization Table
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AIRTOUCH COMMUNICATIONS, INC.

                                        By: /s/ Mohan S. Gyani
                                            -------------------------
                                            Mohan S. Gyani
                                            Executive Vice President and
                                            Chief Financial Officer

Date: July 2, 1996

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Exhibit Index

Exhibit 12.2    Statements re Computation of Ratios.

Exhibit 23.1 Consent of Arthur Andersen LLP (U S WEST NewVector Group, Inc. and subsidiaries)

Exhibit 99.1    U S WEST NewVector Group, Inc. Consolidated Condensed
                Financial Statements for the First Quarters ended March 31, 1996 and 1995

Exhibit 99.2 U S WEST NewVector Group, Inc. Financial Statements as of December 31, 1995 and 1994 together with Auditors' Report

Exhibit 99.3    Pro Forma Condensed Combined Financial Statements

Exhibit 99.4    Capitalization Table

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